EXHIBIT 99.2

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—169.5% (3), (4)
First Lien Secured Debt—149.7%
Ad.net Acquisition, LLC	05/06/2026	Media	9.67%		3M L+600	4,938	$4,882	$4,900
Ad.net Acquisition, LLC (Revolver) (7), (9)	05/06/2026	Media	—		—	1,244	—	(9)
Altamira Technologies, LLC	07/24/2025	IT Services	10.81%		3M L+800	4,794	4,756	4,626
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	IT Services	11.67%		3M L+800	575	575	555
Altamira Technologies, LLC (Revolver) (7), (9)	07/24/2025	IT Services	—		—	1,581	—	(55)
American Insulated Glass, LLC	12/21/2023	Building Products	7.79%		3M L+550	7,601	7,559	7,601
American Teleconferencing Services, Ltd.(7)	06/08/2023	Telecommunications	0.00%	(6)	—	7,986	7,915	90
American Teleconferencing Services, Ltd. (Revolver) (7)	12/08/2022	Telecommunications	0.00%	(6)	—	1,656	1,642	17
Amsive Holding Corporation (f/k/a Vision Purchaser Corporation)	06/10/2025	Media	9.85%		3M L+625	14,104	13,951	13,892
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	9.17%		3M L+550	14,568	14,486	14,568
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7), (9)	05/23/2024	Media	—		—	2,869	—	—
Any Hour Services	07/21/2027	Energy Equipment and Services	7.43%		3M L+525	10,536	10,432	10,326
Any Hour Services (Revolver) (7), (9)	07/21/2027	Energy Equipment and Services	—		—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Diversified Consumer Services	6.72%		1M L+525	6,208	6,166	6,177
Apex Service Partners, LLC Term Loan B	07/31/2025	Diversified Consumer Services	9.67%		1M L+550	296	296	295
Apex Service Partners, LLC Term Loan C	07/31/2025	Diversified Consumer Services	7.75%		1M L+525	12,906	12,814	12,841
Apex Service Partners, LLC (Revolver) (7), (9)	07/31/2025	Diversified Consumer Services	—		—	1,845	—	(9)
API Holding III Corp.	05/11/2026	Electronic Equipment, Instruments, and Components	7.92%		1M L+425	5,805	5,785	5,050
Applied Technical Services, LLC	12/29/2026	Commercial Services & Supplies	9.42%		3M L+575	7,147	7,040	6,968
Applied Technical Services, LLC (Unfunded Term Loan)	04/21/2023	Commercial Services & Supplies	—		—	2,298	—	(32)
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Commercial Services & Supplies	10.25%		3M L+475	255	255	248
Applied Technical Services, LLC (Revolver) (7), (9)	12/29/2026	Commercial Services & Supplies	—		—	1,018	—	(25)
Arcfield Acquisition Corp. (Revolver) (9)	03/07/2028	Aerospace and Defense	—		—	887	—	(18)
Beta Plus Technologies, Inc.	07/01/2029	Internet Software and Services	7.76%		1M L+525	5,000	4,901	4,900
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distributors	8.33%		3M L+500	25	25	25
Blackhawk Industrial Distribution, Inc. (7),(9)	09/17/2024	Distributors	—		—	3,232	—	(40)
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distributors	8.87%		3M L+500	549	549	533
Blackhawk Industrial Distribution, Inc. (9)	09/17/2024	Distributors	—		—	2,195	—	(62)
Broder Bros., Co.	12/02/2022	Textiles, Apparel and Luxury Goods	7.39%		3M L+600	3,405	3,405	3,405
By Light Professional IT Services, LLC	05/16/2024	High Tech Industries	9.26%		3M L+625	27,533	27,331	27,257
By Light Professional IT Services, LLC (Revolver)	05/16/2024	High Tech Industries	9.75%		3M L+663	877	877	868
By Light Professional IT Services, LLC (Revolver) (9)	05/16/2024	High Tech Industries	—		—	3,189	—	(32)
Cadence Aerospace, LLC (7)	11/14/2023	Aerospace and Defense	11.31%		3M L+850	3,033	3,024	3,003
			(PIK 9.50%)
Cartessa Aesthetics, LLC	05/13/2028	Distributors	9.55%		1M L+600	16,459	16,143	16,212
Cartessa Aesthetics, LLC (Revolver) (7)	05/13/2028	Distributors	9.55%		1M L+600	511	511	503
Cartessa Aesthetics, LLC (Revolver) (7)(9)	05/13/2028	Distributors	—			927	-	(14)
CF512, Inc.	08/20/2026	Media	9.28%		3M L+600	8,098	7,988	7,976
CF512, Inc. (7), (9)	08/20/2026	Media	—		—	191	—	(1)
CF512, Inc. (Revolver) (7), (9)	08/20/2026	Media	—		—	955	—	(14)
CHA Holdings, Inc.	04/10/2025	Environmental Industries	8.17%		3M L+450	1,581	1,577	1,581
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	9.27%		1M L+675	357	357	346
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	—		—	356	—	(11)
Compex Legal Services, Inc.	02/09/2026	Professional Services	8.83%		3M L+525	8,038	8,010	8,038
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Professional Services	8.92%		3M L+525	773	773	773
Compex Legal Services, Inc. (Revolver) (7), (9)	02/07/2025	Professional Services	—		—	633	—	—
Connatix Buyer, Inc.	07/13/2027	Media	8.42%		3M L+550	3,907	3,841	3,810
Connatix Buyer, Inc. (7), (9)	01/13/2023	Media	—		—	2,105	—	(32)
Connatix Buyer, Inc. (7), (9)	07/13/2027	Media	—		—	1,234	—	(30)
Crane 1 Services, Inc.	08/16/2027	Commercial Services & Supplies	9.39%		3M L+575	891	885	882
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	8.87%		3M L+575	224	224	222
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	—		—	112	—	(1)
Douglas Products and Packaging Company LLC	10/19/2022	Chemicals, Plastics and Rubber	8.87%		3M L+575	6,477	6,476	6,477
Douglas Products and Packaging Company LLC (Revolver)	10/19/2022	Chemicals, Plastics and Rubber	11.00%		P+475	2,627	2,627	2,627
Douglas Products and Packaging Company LLC (Revolver) (9)	10/19/2022	Chemicals, Plastics and Rubber	—		—	3,425	—	—
Douglas Sewer Intermediate, LLC	10/19/2022	Chemicals, Plastics and Rubber	8.87%		3M L+575	3,920	3,920	3,920
Dr. Squatch, LLC	08/31/2027	Personal Products	9.42%		3M L+600	4,428	4,356	4,362
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal Products	8.95%		3M L+600	1,118	1,118	1,101
Dr. Squatch, LLC (Revolver) (7), (9)	08/31/2027	Personal Products	—		—	2,236	—	(34)
DRS Holdings III, Inc.	11/03/2025	Personal Products	8.87%		3M L+575	17,111	16,993	16,564
DRS Holdings III, Inc. (Revolver) (7), (9)	11/03/2025	Personal Products	—		—	1,426	—	(46)
Duraco Specialty Tapes LLC	06/30/2024	Containers and Packaging	8.62%		3M L+550	3,247	3,208	3,169
ECL Entertainment, LLC	05/01/2028	Hotels, Restaurants and Leisure	10.62%		1M L+750	5,203	5,158	5,125
ECM Industries, LLC (Revolver)	12/23/2025	Electronic Equipment, Instruments, and Components	8.00%		1M L+475	514	514	490
ECM Industries, LLC (Revolver) (9)	12/23/2025	Electronic Equipment, Instruments, and Components	—		—	400	—	(19)
eCommission Financial Services, Inc. (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	7.63%		1M L+500	5,837	5,837	5,837
eCommission Financial Services, Inc. (Revolver) (7), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	7.63%		1M L+500	2,500	2,500	2,500
eCommission Financial Services, Inc. (Revolver) (7), (9), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	—		—	2,500	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2024	Media: Diversified and Production	10.42%		3M L+675	7,150	7,123	6,936
Exigo Intermediate II, LLC (9)	03/15/2024	Software	—		—	2,758	—	(41)
Exigo Intermediate II, LLC (Revolver)	03/15/2027	Software	8.87%		3M L+575	138	138	135
Exigo Intermediate II, LLC (Revolver) (9)	03/15/2027	Software	—		—	552	—	(12)
Findex Group Limited (5)(10)(11)	05/31/2024	Diversified Financial Services	7.17%		3M L+450	AUD 10,000	7,399	6,430
Gantech Acquisition Corp.	05/14/2026	IT Services	9.37%		1M L+625	21,982	21,632	21,322
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	IT Services	9.37%		1M L+625	249	249	241
Gantech Acquisition Corp. (Revolver) (7), (9)	05/14/2026	IT Services	—		—	3,484	—	(105)
Global Holdings InterCo LLC	03/16/2026	Diversified Financial Services	8.74%		3M L+600	3,427	3,388	3,273

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Graffiti Buyer, Inc. (7), (9)	08/10/2023	Trading Companies & Distributors	—	—	1,071	$-	$(24)
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Trading Companies & Distributors	8.92%	3M L+575	418	418	401
Graffiti Buyer, Inc. (Revolver) (7), (9)	08/10/2027	Trading Companies & Distributors	—	—	447	—	(18)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	8.67%	3M L+500	4,441	4,378	4,374
Hancock Roofing and Construction L.L.C. (7), (9)	12/31/2022	Insurance	—	—	400	—	(6)
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	7.82%	3M L+500	270	270	266
Hancock Roofing and Construction L.L.C. (Revolver) (7), (9)	12/31/2026	Insurance	—		480	—	(7)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	4,963	4,872	4,863
Holdco Sands Intermediate, LLC (Revolver) (9)	11/23/2027	Aerospace and Defense	—	—	1,791	—	(36)
HW Holdco, LLC	12/10/2024	Media	6.00%	1M L+500	8,457	8,416	8,352
HW Holdco, LLC (9)	12/10/2024	Media	—	—	1,686	—	(4)
HW Holdco, LLC (Revolver) (7), (9)	12/10/2024	Media	—	—	1,452	—	(18)
IDC Infusion Services, Inc.	12/30/2026	Healthcare Equipment and Supplies	10.44%	3M L+700	5,723	5,616	5,506
IDC Infusion Services, Inc. (Revolver) (9)	12/30/2026	Healthcare Equipment and Supplies	—	—	4,167	—	(188)
IG Investments Holdings, LLC (7)	09/22/2028	Professional Services	9.45%	3M L+600	4,473	4,390	4,429
IG Investments Holdings, LLC (Revolver) (7), (9)	09/22/2027	Professional Services	—	—	477	—	(5)
Imagine Acquisitionco, LLC	11/15/2027	Software	8.42%	3M L+550	3,979	3,909	3,879
Imagine Acquisitionco, LLC (9)	11/15/2027	Software	—	—	1,657	—	(25)
Imagine Acquisitionco, LLC (Revolver) (9)	11/15/2027	Software	—	—	1,193	—	(30)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare Providers and Services	10.13%	3M L+715	14,954	14,711	14,804
Infolinks Media Buyco, LLC	11/01/2026	Media	9.42%	3M L+575	2,625	2,581	2,625
Infolinks Media Buyco, LLC (9)	11/01/2023	Media	—	—	969	—	10
Integrative Nutrition, LLC	09/29/2023	Consumer Services	8.42%	3M L+450	15,636	15,600	15,323
Integrative Nutrition, LLC (Revolver) (7), (9)	09/29/2023	Consumer Services	—	—	5,000	—	—
Integrity Marketing Acquisition, LLC (7)	08/27/2025	Insurance	7.58%	SOFR+550	15,825	15,697	15,667
ITI Holdings, Inc. (Revolver)	03/03/2028	IT Services	8.25%	3M L+550	133	133	130
ITI Holdings, Inc. (Revolver) (9)	03/03/2028	IT Services	—	—	532	—	(11)
K2 Pure Solutions NoCal, L.P. (Revolver) (7), (9)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,429	—	—
Kinetic Purchaser, LLC	11/10/2027	Personal Products	9.67%	3M L+600	17,428	17,120	17,079
Kinetic Purchaser, LLC - (Revolver) (9)	11/10/2026	Personal Products	9.67%	3M L+600	3,435	3,435	3,366
Lash OpCo, LLC	02/18/2027	Personal Products	11.17%	1M L+700	10,511	10,323	10,300
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Personal Products	9.38%	1M L+700	599	599	587
Lash OpCo, LLC (Revolver) (7), (9)	08/16/2026	Personal Products	—		1,321	—	(26)
LAV Gear Holdings, Inc.	10/31/2024	Capital Equipment	9.95%	1M L+750	9,565	9,542	9,345
			(PIK 5.50%)
LAV Gear Holdings, Inc. (Revolver) (7)	10/31/2024	Capital Equipment	9.95%	1M L+750	1,721	1,721	1,681
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Leisure Products	9.92%	3M L+625	3,747	3,683	3,691
Ledge Lounger, Inc. (Revolver) (9)	11/09/2026	Leisure Products	—	—	789	—	(12)
Lightspeed Buyer Inc.	02/03/2026	Healthcare Technology	8.87%	1M L+575	24,357	24,065	23,566
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare Technology	8.87%	1M L+575	1,083	1,083	1,048
Lightspeed Buyer Inc. (Revolver) (7) (9)	02/03/2026	Healthcare Technology	—	—	1,416	—	(46)
Lucky Bucks, LLC	07/20/2027	Hotels, Restaurants and Leisure	8.31%	3M L+550	4,331	4,258	3,183
MAG DS Corp.	04/01/2027	Aerospace and Defense	9.17%	1M L+550	3,714	3,576	3,379
Mars Acquisition Holdings Corp.	05/14/2026	Media	8.62%	3M L+550	6,052	5,958	6,022
Mars Acquisition Holdings Corp. (Revolver)(7)(9)	05/14/2026	Media	—	—	1,624	—	(8)
MBS Holdings, Inc. (Revolver)(7)(9)	04/16/2027	Internet Software and Services	—	—	1,157	—	(12)
MDI Buyer, Inc. - Unfunded Term Loan	07/25/2028	Commodity Chemicals	—	—	1,804	—	(18)
MDI Buyer, inc. (Revolver) (9)	07/25/2028	Commodity Chemicals	—	—	773	—	(8)
Meadowlark Acquirer, LLC	12/10/2027	Professional Services	9.17%	3M L+550	1,319	1,306	1,305
Meadowlark Acquirer, LLC - Term Loan I (9)	12/10/2027	Professional Services	—	—	1,782	—	—
Meadowlark Acquirer, LLC - Term Loan II (9)	12/10/2027	Professional Services	—	—	9,483	—	—
Meadowlark Acquirer, LLC (Revolver) (9)	12/10/2027	Professional Services	—	—	1,693	—	(17)
Mission Critical Electronics, Inc.	03/28/2024	Capital Equipment	8.03%	SOFR +500	3,430	3,395	3,389
Mission Critical Electronics, Inc. (9)	03/28/2024	Capital Equipment	—	—	883	—	(7)
Mission Critical Electronics, Inc. (Revolver) (7)	03/28/2024	Capital Equipment	6.67%	1M L+500	557	557	550
Mission Critical Electronics, Inc. (Revolver) (7), (9)	03/28/2024	Capital Equipment	—	—	769	—	(9)
Municipal Emergency Services, Inc. (7)	09/28/2027	Distributors	8.67%	3M L+500	354	351	334
Municipal Emergency Services, Inc. (7), (9)	09/28/2027	Distributors	—	—	592	—	(29)
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distributors	8.67%	3M L+500	142	142	134
Municipal Emergency Services, Inc. (Revolver) (7), (9)	09/28/2027	Distributors	—	—	805	—	(47)
NBH Group LLC (Revolver) (7), (9)	08/19/2026	Healthcare Equipment and Supplies	—	—	1,677	—	—
OIS Management Services, LLC	07/09/2026	Healthcare Equipment and Supplies	9.45%	SOFR + 575	1,975	1,951	1,975
OIS Management Services, LLC (Revolver) (7), (9)	07/09/2026	Healthcare Equipment and Supplies	—	—	444	—	—
One Stop Mailing, LLC	05/07/2027	Air Freight and Logistics	9.37%	3M L+625	8,759	8,612	8,496
ORL Acquisition, Inc. (7)	09/03/2027	Consumer Finance	8.92%	3M L+525	7,195	7,069	7,195
ORL Acquisition, Inc. (Revolver) (7), (9)	09/03/2027	Consumer Finance	—	—	861	—	—
Output Services Group, Inc.	03/27/2024	Business Services	9.80%	1M L+675	4,874	4,592	3,704
Owl Acquisition, LLC	02/04/2028	Professional Services	8.41%	3M L+575	3,990	3,874	3,890
Ox Two, LLC	05/18/2026	Construction and Building	9.81%	1M L+700	25,772	25,440	25,257
Ox Two, LLC (Revolver) (7)	05/18/2026	Construction and Building	9.81%	1M L+700	2,484	2,484	2,434
Ox Two, LLC (Revolver) (9)	05/18/2026	Construction and Building	—	—	903	—	(18)
PL Acquisitionco, LLC	11/09/2027	Textiles, Apparel and Luxury Goods	9.62%	3M L+650	6,110	6,015	5,958
PL Acquisitionco, LLC - (Revolver) (9)	11/09/2027	Textiles, Apparel and Luxury Goods	—	—	2,290	—	(57)
Plant Health Intermediate, Inc.	10/19/2022	Chemicals, Plastics and Rubber	8.87%	3M L+575	637	637	637
PlayPower, Inc.	05/08/2026	Leisure Products	9.17%	1M L+550	3,440	3,419	3,078

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
PRA Events, Inc.	08/07/2025	Business Services	14.17%		1M L+1,050	3,323	$2,903	$3,323
			(PIK 10.50%)
Pragmatic Institute, LLC - Unfunded Term Loan	07/06/2028	Professional Services	—		—	2,290	—	—
Pragmatic Institute, LLC (Revolver)	07/06/2028	Professional Services	9.30%		3M L+575	305	305	302
Pragmatic Institute, LLC (Revolver) (9)	07/06/2028	Professional Services	—		—	1,221	—	(12)
Quantic Electronics, LLC	11/19/2026	Electronic Equipment, Instruments, and Components	9.92%		1M L+600	4,706	4,632	4,612
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Electronic Equipment, Instruments, and Components	9.51%		1M L+600	268	268	263
Quantic Electronics, LLC (Revolver) (7), (9)	11/19/2026	Electronic Equipment, Instruments, and Components	—		—	402	—	(8)
Questex, LLC	09/09/2024	Media: Diversified and Production	7.45%		3M L+500	7,200	7,146	7,056
Questex, LLC (Revolver) (7), (9)	09/09/2024	Media: Diversified and Production	—		—	1,197	—	(24)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare Equipment and Supplies	7.75%		3M L+550	1,040	1,040	1,040
Rancho Health MSO, Inc. (Revolver) (7), (9)	12/18/2025	Healthcare Equipment and Supplies	—		—	525	—	—
Recteq, LLC	01/29/2026	Leisure Products	9.92%		3M L+600	1,478	1,457	1,426
Recteq, LLC (Revolver) (7)	01/29/2026	Leisure Products	9.92%		3M L+600	360	360	347
Recteq, LLC (Revolver) (7), (9)	01/29/2026	Leisure Products	—			936	—	(33)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	8.84%		3M L+550	17,142	16,985	15,406
Riverpoint Medical, LLC	06/20/2025	Healthcare Equipment and Supplies	8.65%		3M L+575	7,980	7,924	7,781
Riverpoint Medical, LLC (Revolver) (7), (9)	06/20/2025	Healthcare Equipment and Supplies	—		—	909	—	(23)
Riverside Assessments, LLC	03/10/2025	Professional Services	9.95%		3M L+625	15,356	15,201	15,049
Sales Benchmark Index LLC	01/03/2025	Professional Services	9.67%		3M L+600	7,105	7,034	7,034
Sales Benchmark Index LLC (Revolver) (7), (9)	01/03/2025	Professional Services	—		—	1,293	—	(13)
Sargent & Greenleaf Inc.	12/20/2024	Electronic Equipment, Instruments, and Components	8.62%		1M L+550	3,487	3,462	3,452
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronic Equipment, Instruments, and Components	8.28%		1M L+550	1,048	1,048	1,037
Sargent & Greenleaf Inc. (Revolver) (9)	12/20/2024	Electronic Equipment, Instruments, and Components	—		—	9	—	—
Schlesinger Global, Inc.	07/14/2025	Professional Services	10.27%		SOFR + 700	14,560	14,467	14,196
Schlesinger Global, Inc. (Revolver)	07/14/2025	Professional Services	10.14%		1M L+600	1,487	1,487	1,450
Schlesinger Global, Inc. (Revolver) (7), (9)	07/14/2025	Professional Services	—		—	385	—	(10)
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	9.41%		3M L+575	6,940	6,836	6,836
Sigma Defense Systems, LLC	12/18/2025	IT Services	12.17%		3M L+850	10,969	10,742	10,750
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	IT Services	12.17%		3M L+850	996	996	976
Sigma Defense Systems, LLC (Revolver) (7), (9)	12/18/2025	IT Services	—			1,625	—	(32)
Signature Systems Holding Company	05/03/2024	Commercial Services & Supplies	10.17%		1M L+650	10,358	10,301	10,280
Signature Systems Holding Company (Revolver) (9)	05/03/2024	Commercial Services & Supplies	—		—	1,747	—	(13)
Smile Brands Inc.	10/14/2025	Healthcare and Pharmaceuticals	7.42%		1M L+450	2,462	2,462	2,370
Smile Brands Inc. (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—		—	1,508	—	(57)
Smile Brands Inc. LC (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—		—	108	—	(4)
Solutionreach, Inc.	01/17/2024	Healthcare Technology	8.87%		3M L+575	5,740	5,705	5,602
Solutionreach, Inc. (Revolver) (7), (9)	01/17/2024	Healthcare Technology	—		—	1,665	—	(40)
Spear Education, LLC	02/26/2025	Professional Services	9.42%		3M L+575	14,747	14,642	14,747
Spendmend Holdings LLC	03/01/2028	Healthcare Technology	8.63%		SOFR + 575	3,216	3,179	3,126
Spendmend Holdings LLC (9)	03/01/2023	Healthcare Technology	—		—	1,771	—	(36)
Spendmend Holdings LLC (Revolver)	03/01/2028	Healthcare Technology	8.63%		3M L+575	119	119	116
Spendmend Holdings LLC (Revolver) (9)	03/01/2028	Healthcare Technology	—		—	772	—	(22)
STV Group Incorporated	12/11/2026	Construction & Engineering	8.37%		1M L+525	4,752	4,718	4,704
System Planning and Analysis, Inc. (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	8.73%		SOFR+600	18,560	18,237	18,263
System Planning and Analysis, Inc. (Revolver) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—		—	5,188	—	(83)
Teneo Holdings LLC	07/18/2025	Diversified Financial Services	8.38%		1M L+525	5,793	5,718	5,455
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	9.55%		3M L+600	4,921	4,868	4,872
The Bluebird Group LLC	07/27/2026	Professional Services	10.67%		3M L+700	6,265	6,162	6,328
The Bluebird Group LLC (Revolver) (7), (9)	07/27/2026	Professional Services	—		—	862	—	9
The Infosoft Group, LLC	09/16/2024	Media: Broadcasting and Subscription	8.51%		3M L+575	15,229	15,120	15,115
The Vertex Companies, LLC (7)	08/30/2027	Construction & Engineering	8.18%		1M L+550	2,159	2,122	2,148
The Vertex Companies, LLC (7), (9)	08/30/2027	Construction & Engineering	—		—	573	—	3
The Vertex Companies, LLC (Revolver)	08/30/2027	Construction & Engineering	8.26%		1M L+550	182	182	181
The Vertex Companies, LLC (Revolver) (7), (9)	08/30/2027	Construction & Engineering	—		—	729	—	(4)
TPC Canada Parent, Inc. and TPC US Parent, LLC (5), (10)	11/24/2025	Food Products	7.78%		3M L+550	4,863	4,834	4,717
TVC Enterprises, LLC	03/26/2026	Commercial Services & Supplies	8.87%		1M L+600	24,721	24,378	24,103
TVC Enterprises, LLC (Revolver) (7), (9)	03/26/2026	Commercial Services & Supplies	—		—	661	—	(17)
TWS Acquisition Corporation	06/16/2025	Diversified Consumer Services	8.76%		1M L+625	5,468	5,398	5,441
TWS Acquisition Corporation (Revolver) (7), (9)	06/16/2025	Diversified Consumer Services	—		—	2,628	—	(13)
Tyto Athene, LLC	04/01/2028	IT Services	7.76%		1M L+550	12,644	12,487	11,746
Tyto Athene, LLC (Revolver) (7), (9)	04/01/2026	IT Services	—		—	1,040	—	(74)
UBEO, LLC	04/03/2024	Capital Equipment	7.60%		3M L+450	17,926	17,860	17,657
UBEO, LLC (Revolver)	04/03/2024	Capital Equipment	9.00%		3M L+275	587	587	578
UBEO, LLC (Revolver) (9)	04/03/2024	Capital Equipment	—		—	2,347	—	(35)
Unique Indoor Comfort, LLC	05/24/2027	Diversified Consumer Services	8.95%		3M L + 525	9,217	9,126	9,014
Unique Indoor Comfort, LLC Term Loan (7)	05/24/2027	Diversified Consumer Services	—		—	10,760	—	(129)
Unique Indoor Comfort, LLC (Revolver) (7), (9)	05/24/2027	Diversified Consumer Services	—		—	2,000	—	(44)
Walker Edison Furniture Company LLC	03/31/2027	Wholesale	12.42%		1M L+875	12,684	12,434	8,474
Wildcat Buyerco, Inc.	02/27/2026	Electronic Equipment, Instruments, and Components	9.38%		3M L+575	9,853	9,717	9,532
Wildcat Buyerco, Inc. (Revolver) (9)	02/27/2026	Electronic Equipment, Instruments, and Components	—		—	534	—	(34)
Zips Car Wash, LLC	03/01/2024	Automobiles	10.30%		3M L+725	13,428	13,284	13,092
Total First Lien Secured Debt							815,742	789,107
Second Lien Secured Debt—0%
Mailsouth Inc. (7)	04/23/2025	Media: Advertising, Printing and Publishing	0.00%	(6)	—	1,001	965	-
			(PIK 15.00%)
QuantiTech LLC	02/04/2027	Aerospace and Defense	12.68%		3M L+1,000	150	148	147
Total Second Lien Secured Debt							1,113	147

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Preferred Equity— 1.6% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—	—	6,720	$672	$747
Imagine Topco, LP	—	Software	8.00%	—	1,236,027	1,236	1,170
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	835	976
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—	—	2,018	2,018	2,537
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	733	733	1,042
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,327	133	144
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	12.00%	—	1,323	1,323	1,674
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	409	409	116
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	37	37	40
UniTek Global Services, Inc. -	—	Telecommunications	20.00%	—	343,861	344	—
Super Senior Preferred Equity (7)
UniTek Global Services, Inc. - Senior Preferred Equity (7)	—	Telecommunications	19.00%	—	448,851	449	—
UniTek Global Services, Inc. (7)	—	Telecommunications	13.50%	—	1,047,317	670	—
Total Preferred Equity						8,859	8,446
Common Equity/Warrants— 18.1% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—	—	7,467	75	98
Affinion Group Holdings, Inc. (Warrants)(7)	04/10/2024	Consumer Goods: Durable	—	—	8,893	245	—
AG Investco LP (7), (8)	—	Software	—	—	805,164	805	1,127
AG Investco LP (7), (8), (9)	—	Software	—	—	194,836	—	—
Altamira Intermediate Company II, Inc. (7)	—	IT Services	—	—	1,437,500	1,438	906
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—	—	2,018	—	480
Athletico Holdings, LLC	—	Healthcare Providers and Services	—	—	4,678	5,000	4,758
Burgess Point Holdings, LP	—	Auto Components	—	—	100	100	101
By Light Investco LP (7), (8)	—	High Tech Industries	—	—	22,090	193	18,085
By Light Investco LP (7), (8), (9)	—	High Tech Industries	—	—	3,223	—	—
Cartessa Aesthetics, LLC	—	Distributors	—	—	1,437,500	1,438	1,499
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	1,651
(PRA Events, Inc.) (7), (8)
Connatix Parent, LLC (7)	—	Media	—	—	38,278	421	459
Crane 1 Acquisition Parent Holdings, L.P. (7)	—	Commercial Services & Supplies	—	—	130	120	140
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8)	—	IT Services	—	—	615,484	602	1,255
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8),(9)	—	IT Services	—	—	389,386	—	—
ECM Investors, LLC (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	295,982	65	633
eCommission Holding Corporation (7), (10)	—	Banking, Finance, Insurance & Real Estate	—	—	20	251	348
Exigo, LLC	—	Software	—	—	541,667	542	478
Express Wash Topco, LLC	—	Automobiles	—	—	20,000	100	102
FedHC InvestCo LP (7),(8)	—	Aerospace and Defense	—	—	21,083	711	2,142
FedHC InvestCo LP (7),(8),(9)	—	Aerospace and Defense	—	—	9,488	—	—
Gauge InfosoftCoInvest, LLC	—	Media: Broadcasting and Subscription	—	—	500	144	2,471
(The Infosoft Group, LLC) (7)
Gauge Lash Coinvest LLC (7)	—	Personal Products	—	—	1,485,953	227	7,030
Gauge Schlesinger Coinvest LLC (7)	—	Professional Services	—	—	465	476	496
Gauge TVC Coinvest, LLC (TVC Enterprises, LLC) (7)	—	Professional Services	—	—	391,144	—	1,558
GCOM InvestCo LP (7),(8)	—	IT Services	—	—	19,184	3,342	4,626
Go Dawgs Capital III, LP	—	Building Products	—	—	324,675	325	377
(American Insulated Glass, LLC) (7), (8)
Hancock Claims Consultants Investors, LLC (7), (8)	—	Insurance	—	—	450,000	450	477
HV Watterson Holdings, LLC	—	Professional Services	—	—	100,000	100	87
Icon Partners V C, L.P.	—	Internet Software and Services	—	—	1,851,852	1,852	1,989
Icon Partners V C, L.P. (7), (9)	—	Internet Software and Services	—	—	648,148	—	—
IIN Group Holdings, LLC	—	Consumer Services	—	—	1,000	1,000	54
(Integrative Nutrition, LLC) (7), (8)
Imagine Topco, LP (Common)	—	Software	—	—	1,236,027	—	—
Ironclad Holdco, LLC (Applied Technical Services, LLC) (7), (8)	—	Commercial Services & Supplies	—	—	5,811	573	754
ITC Infusion Co-invest, LP	—	Healthcare Equipment and Supplies	—	—	81,313	813	857
ITC Rumba, LLC (Cano Health, LLC) (7),(8)	—	Healthcare and Pharmaceuticals	—	—	46,763	117	5,232
JWC-WE Holdings, L.P.	—	Wholesale	—	—	1,948	568	—
(Walker Edison Furniture Company LLC) (7), (8)
Kinetic Purchaser, LLC	—	Personal Products	—	—	1,734,775	1,735	2,458
KL Stockton Co-Invest LP (Any Hour Services) (7),(8)	—	Energy Equipment and Services	—	—	382,353	382	643
Kentucky Racing Holdco, LLC (Warrants) (7), (8)	—	Hotels, Restaurants and Leisure	—	—	87,345	—	961
Lightspeed Investment Holdco LLC (7)	—	Healthcare Technology	—	—	585,587	586	800
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	—	255
MDI Aggregator, LP	—	Commodity Chemicals	—	—	668,747	670	669
Meadowlark Title, LLC	—	Professional Services	—	—	819,231	819	901
MSpark, LLC	—	Media: Advertising, Printing and Publishing	—	—	3,988	1,288	—
Municipal Emergency Services, Inc. (7)	—	Distributors	—	—	1,973,370	2,005	1,505
NEPRT Parent Holdings, LLC (Recteq, LLC) (7), (8)	—	Leisure Products	—	—	1,494	1,450	279
North Haven Saints Equity Holdings, LP	—	Healthcare Technology	—	—	223,602	224	237
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	14,960	15	310
OceanSound Discovery Equity, LP (Holdco Sands Intermediate, LLC) (7), (8)	—	Aerospace and Defense	—	—	173,638	1,729	2,917
OHCP V BC COI, L.P.	—	Distributors	—	—	743,750	744	636
OHCP V BC COI, L.P. (8) (9)	—	Distributors	—	—	506,250	—	(73)
Oral Surgery (ITC) Holdings, LLC (7),(8)	—	Healthcare Equipment and Supplies	—	—	3,872	83	231
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,474	15	261
PennantPark-TSO Senior Loan Fund, LP (7)	—	Financial Services	—	—	11,167,847	11,168	9,892
Pink Lily Holdco, LLC (PL Acquisitions, LLC)	—	Textiles, Apparel and Luxury Goods	—	—	1,735	1,735	914

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Pragmatic Institute, LLC (	—	Professional Services	—	—	610,583	$611	$611
QuantiTech InvestCo LP (7), (8)	—	Aerospace and Defense	—	—	712	68	352
QuantiTech InvestCo LP (7), (8), (9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (7), (8),	—	Aerospace and Defense	—	—	40	25	24
RFMG Parent, LP (Rancho Health MSO, Inc.) (7)	—	Healthcare Equipment and Supplies	—	—	1,050,000	1,050	1,091
SBI Holdings Investments LLC (Sales Benchmark Index LLC) (7), (8)	—	Professional Services	—	—	64,634	646	634
Seaway Topco, LP		Chemicals, Plastics and Rubber	—	—	296	296	296
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	—	—	70	70	—
SP L2 Holdings, LLC (Ledge Lounger, Inc.)	—	Leisure Products	—	—	360,103	360	373
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	500	680
Class A (US Dominion, Inc.) (7)
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	—	1,463
Class B (US Dominion, Inc.) (7)
StellPen Holdings, LLC (CF512, Inc.) (7)	—	Media	—	—	161,538	162	160
TAC LifePort Holdings, LLC (7),(8)	—	Aerospace and Defense	—	—	488,372	488	621
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)	—	Media	—	—	216,925	209	366
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8) (9)	—	Media	—	—	148,681	—	—
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	21,527	22	—
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	749	1	—
UniTek Global Services, Inc. (7)	—	Telecommunications	—	—	213,739	—	—
UniTek Global Services, Inc. (Warrants) (7)	—	Telecommunications	—	—	23,889	—	—
UniVista Insurance (7),(8)	—	Insurance	—	—	400	378	454
WCP IvyRehab QP CF Feeder, LP	—	Healthcare Providers and Services	—	—	3,762,257	3,762	3,762
WCP IvyRehab QP CF Feeder, LP (9)	—	Healthcare Providers and Services	—	—	237,743	—	—
Wildcat Parent, LP (Wildcat Buyerco, Inc.) (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	2,240	224	596
Total Common Equity/Warrants						56,856	95,549
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						882,570	893,249
Investments in Controlled, Affiliated Portfolio Companies—51.4% (3), (4)
First Lien Secured Debt—41.8%
Marketplace Events, LLC - Super Priority First Lien Term Loan (7)	09/30/2025	Media: Diversified and Production	8.19%	3M L+525	3,582	3,582	3,582
			(PIK 5.25%)
Marketplace Events, LLC - Super Priority First Lien (7), (9)	09/30/2025	Media: Diversified and Production	—	—	3,261	—	—
Marketplace Events, LLC	09/30/2026	Media: Diversified and Production	8.19%	3M L+525	26,771	19,518	26,771
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	05/06/2024	Financial Services	10.71%	3M L+800	190,181	190,181	190,182
Total First Lien Secured Debt						213,281	220,535
Equity Interests—9.6%
New MPE Holdings, LLC (Marketplace Events, LLC) (7),(8)	—	Media: Diversified and Production	—	—	349	—	1,036
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	—	Financial Services	—	—	81,506	81,506	49,434
Total Equity Interests						81,506	50,470
Total Investments in Controlled, Affiliated Portfolio Companies						294,787	271,005
Total Investments—220.9%						1,177,357	1,164,254
Cash and Cash Equivalents—9.1%
BlackRock Federal FD Institutional 30						38,209	38,209
BNY Mellon Cash						9,707	9,671
Total Cash and Cash Equivalents						47,916	47,880
Total Investments and Cash Equivalents—230.0%						$1,225,273	$1,212,134
Liabilities in Excess of Other Assets—(130.0)%							(685,042)
Net Assets—100.0%							$527,092

(1)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day LIBOR rate (1M L, 2M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)
Valued based on our accounting policy (See Note 2). The value of all securities was determined using significant unobservable inputs (See Note 5).
(3)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)
Non-U.S. company or principal place of business outside the United States.
(6)
Non-income producing securities.
(7)
The securities, or a portion thereof, are not 1) pledged as collateral under the Credit Facility and held through Funding I; or 2) securing the 2031 Asset-Backed Debt (See Note 11) and held through PennantPark CLO I, Ltd.
(8)
Investment is held through our Taxable Subsidiary (See Note 1).
(9)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 81% of our total assets and non-qualifying assets represent 19% of our total assets.
(11)
Par amount is denominated in Canadian Dollars (C$) as denoted.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—174.6% (3), (4)
First Lien Secured Debt—155.8%
18 Freemont Street Acquisition, LLC	08/11/2025	Hotels, Restaurants and Leisure	9.50%		1M L+800	5,996	$5,910	$6,101
Ad.net Acquisition, LLC	05/06/2026	Media	7.00%		3M L+600	4,988	4,917	4,913
Ad.net Acquisition, LLC (Revolver) (7)	05/06/2026	Media	7.00%		3M L+600	212	212	208
Ad.net Acquisition, LLC (Revolver) (7), (9)	05/06/2026	Media	—		—	1,033	—	(15)
Altamira Technologies, LLC	07/24/2025	IT Services	8.00%		3M L+700	5,069	5,016	4,752
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	IT Services	8.00%		3M L+700	575	575	539
Altamira Technologies, LLC (Revolver) (7), (9)	07/24/2025	IT Services	—		—	1,581	—	(99)
American Insulated Glass, LLC	12/21/2023	Building Products	6.50%		3M L+550	8,905	8,818	8,816
American Teleconferencing Services, Ltd.(7)	09/09/2021	Telecommunications	0.00%	(6)	—	7,986	7,915	1,278
American Teleconferencing Services, Ltd. (Revolver) (7)	12/08/2022	Telecommunications	0.00%	(6)	—	1,656	1,642	1,656
Any Hour Services	07/21/2027	Energy Equipment and Services	6.75%		3M L+575	6,500	6,373	6,370
Any Hour Services (7), (9)	07/21/2027	Energy Equipment and Services	—		—	3,824	—	(38)
Any Hour Services (Revolver) (7), (9)	07/21/2027	Energy Equipment and Services	—		—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Diversified Consumer Services	6.25%		1M L+525	6,272	6,216	6,209
Apex Service Partners, LLC Term Loan B	07/31/2025	Diversified Consumer Services	6.50%		1M L+550	300	300	297
Apex Service Partners, LLC Term Loan C	07/31/2025	Diversified Consumer Services	6.25%		1M L+525	6,897	6,802	6,828
Apex Service Partners, LLC Term Loan C (7),(9)	01/31/2022	Diversified Consumer Services	—		—	13,179	—	(16)
Apex Service Partners, LLC (Revolver) (7)	07/29/2024	Diversified Consumer Services	6.25%		1M L+525	473	473	465
Apex Service Partners, LLC (Revolver) (7), (9)	07/29/2024	Diversified Consumer Services	—		—	1,372	—	(24)
API Technologies Corp.	05/11/2026	Electronic Equipment, Instruments, and Components	4.33%		1M L+425	5,865	5,841	5,689
Applied Technical Services, LLC	12/29/2026	Commercial Services & Supplies	6.75%		3M L+575	4,963	4,863	4,863
Applied Technical Services, LLC (7), (9)	06/29/2022	Commercial Services & Supplies	—		—	8,567	—	(75)
Applied Technical Services, LLC (Revolver) (7), (9)	12/29/2026	Commercial Services & Supplies	—		—	1,273	—	(25)
By Light Professional IT Services, LLC	05/16/2022	High Tech Industries	7.25%		3M L+625	22,681	22,627	22,681
By Light Professional IT Services, LLC (Revolver) (9)	05/16/2022	High Tech Industries	—		—	3,063	—	—
Cadence Aerospace, LLC (7)	11/14/2023	Aerospace and Defense	9.50%		3M L+850	3,002	2,985	2,928
			(PIK 9.50%)
Cano Health, LLC	11/23/2027	Healthcare and Pharmaceuticals	5.25%		1M L+450	2,653	2,647	2,654
CF512, Inc.	08/20/2026	Media	7.00%		3M L+600	10,500	10,293	10,290
CF512, Inc. (7), (9)	08/20/2026	Media	—		—	2,864	—	(29)
CF512, Inc. (Revolver) (7), (9)	08/20/2026	Media	—		—	955	—	(19)
CHA Holdings, Inc.	04/10/2025	Environmental Industries	5.50%		3M L+450	1,597	1,593	1,573
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	—		—	711	—	(21)
Compex Legal Services, Inc.	02/09/2026	Professional Services	6.75%		3M L+575	7,653	7,530	7,566
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Professional Services	6.75%		3M L+575	984	984	973
Compex Legal Services, Inc. (Revolver) (7), (9)	02/07/2025	Professional Services	—		—	422	—	(5)
Confluent Health, LLC	06/24/2026	Health Providers and Services	5.08%		1M L+500	3,910	3,879	3,910
Connatix Buyer, Inc.	07/13/2027	Media	6.25%		3M L+550	4,000	3,921	3,920
Connatix Buyer, Inc. (7), (9)	01/13/2023	Media	—		—	2,105	—	(21)
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	6.25%		3M L+550	123	123	121
Connatix Buyer, Inc. (Revolver) (7), (9)	07/13/2027	Media	—		—	1,111	—	(22)
CoolSys, Inc.	08/04/2028	Commercial Services & Supplies	5.50%		3M L+475	1,909	1,890	1,914
CoolSys, Inc. (7), (9)	08/04/2028	Commercial Services & Supplies	—		—	848	—	2
Crane 1 Services, Inc. (7), (9)	08/16/2023	Commercial Services & Supplies	—		—	897	—	(2)
Crane 1 Services, Inc. (Revolver) (7), (9)	08/16/2027	Commercial Services & Supplies	—		—	336	—	(3)
Crash Champions, LLC	08/05/2025	Automobiles	5.85%		3M L+500	13,078	12,889	12,817
Crash Champions, LLC (7)(9)	05/14/2022	Automobiles	—		—	12,912	—	(129)
Digital Room Holdings, Inc.	05/22/2026	Media: Advertising, Printing and Publishing	5.08%		1M L+500	6,547	6,468	6,462
Douglas Products and Packaging Company LLC	10/19/2022	Chemicals, Plastics and Rubber	6.75%		3M L+575	6,545	6,514	6,545
Douglas Products and Packaging Company LLC (Revolver)	10/19/2022	Chemicals, Plastics and Rubber	8.00%		P+475	2,927	2,927	2,927
Douglas Products and Packaging Company LLC (Revolver) (9)	10/19/2022	Chemicals, Plastics and Rubber	—		—	1,464	—	—
Douglas Sewer Intermediate, LLC	10/19/2022	Chemicals, Plastics and Rubber	6.75%		3M L+575	3,961	3,942	3,961
Dr. Squatch, LLC	08/27/2026	Personal Products	7.00%		3M L+600	9,485	9,297	9,296
Dr. Squatch, LLC (Revolver) (7)	08/27/2026	Personal Products	7.00%		3M L+600	2,459	2,459	2,410
Dr. Squatch, LLC (Revolver) (7), (9)	08/27/2026	Personal Products	—		—	894	—	(18)
DRS Holdings III, Inc.	11/03/2025	Personal Products	7.25%		3M L+625	17,671	17,515	17,547
DRS Holdings III, Inc. (Revolver) (7), (9)	11/03/2025	Personal Products	—		—	1,426	—	(10)
East Valley Tourist Development Authority	03/07/2022	Hotel, Gaming and Leisure	9.00%		3M L+800	13,217	13,191	13,019
			(PIK 3.50%)
ECL Entertainment, LLC	03/31/2028	Hotels, Restaurants and Leisure	8.25%		1M L+750	5,256	5,205	5,374
ECM Industries, LLC (Revolver) (9)	12/23/2025	Electronic Equipment, Instruments, and Components	—		—	914	—	(5)
eCommission Financial Services, Inc. (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	6.00%		1M L+500	6,951	6,951	6,951
eCommission Financial Services, Inc. (Revolver) (7), (9), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	—		—	5,000	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2022	Media: Diversified and Production	7.75%		3M L+675	7,189	7,180	7,153
Findex Group Limited (5)(10)(11)	05/31/2024	Diversified Financial Services	5.07%		3M L+500	AUD 10,000	7,323	7,151
Gantech Acquisition Corp.	05/14/2026	IT Services	7.25%		1M L+625	17,413	17,082	17,064
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	IT Services	7.25%		1M L+625	933	933	915
Gantech Acquisition Corp. (Revolver) (7), (9)	05/14/2026	IT Services	—		—	2,800	—	(56)
Global Holdings InterCo LLC	03/16/2026	Diversified Financial Services	7.00%		3M L+600	3,483	3,435	3,465
Graffiti Buyer, Inc. (7), (9)	08/10/2023	Trading Companies & Distributors	—		—	1,071	—	(5)
Graffiti Buyer, Inc. (Revolver) (7), (9)	08/10/2027	Trading Companies & Distributors	—		—	865	—	(20)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	6.00%		3M L+500	3,474	3,397	3,439
Hancock Roofing and Construction L.L.C. (7), (9)	12/31/2022	Insurance	—		—	1,500	—	(15)
Hancock Roofing and Construction L.L.C. (Revolver) (7), (9)	12/31/2026	Insurance	—		—	750	—	(8)
Holdco Sands Intermediate, LLC	12/19/2025	Aerospace and Defense	7.50%		3M L+600	2,983	2,941	2,968
HW Holdco, LLC	12/10/2024	Media	5.50%		1M L+450	7,341	7,296	7,267
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	5.50%		1M L+450	523	523	517
HW Holdco, LLC (Revolver) (7), (9)	12/10/2024	Media	—		—	929	—	(9)

IG Investments Holdings, LLC (7)	09/22/2028	Professional Services	6.75%	3M L+600	4,518	4,428	4,428
IG Investments Holdings, LLC (Revolver) (7), (9)	09/22/2027	Professional Services	—	—	477	—	—

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
IMIA Holdings, Inc.	04/09/2027	Aerospace and Defense	6.75%	3M L+600	13,144	$12,904	$12,881
IMIA Holdings, Inc. (Revolver) (7), (9)	04/09/2027	Aerospace and Defense	—	—	2,343	—	(47)
Innova Medical Ophthalmics Inc. (5), (10)	04/13/2023	Capital Equipment	7.25%	3M L+625	3,253	3,234	3,253
Innova Medical Ophthalmics Inc. (Revolver) (5), (7), (10)	04/13/2023	Capital Equipment	7.25%	3M L+625	534	534	534
Integrative Nutrition, LLC	09/29/2023	Consumer Services	5.50%	3M L+450	16,167	16,095	16,167
Integrative Nutrition, LLC (Revolver) (7), (9)	09/29/2023	Consumer Services	—	—	5,000	—	—
Integrity Marketing Acquisition, LLC (7)	08/27/2025	Insurance	6.25%	3M L+550	3,170	3,147	3,154
Integrity Marketing Acquisition, LLC (7), (9)	07/09/2023	Insurance	—	—	18,822	—	47
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	8.00%	1M L+700	643	643	626
K2 Pure Solutions NoCal, L.P. (Revolver) (7), (9)	12/20/2023	Chemicals, Plastics and Rubber	—	—	786	—	(21)
Lash OpCo, LLC	02/18/2027	Personal Products	8.00%	1M L+700	31,662	30,960	31,029
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Personal Products	8.00%	1M L+700	307	307	301
Lash OpCo, LLC (Revolver) (7), (9)	08/16/2026	Personal Products	—	—	1,613	—	(32)
LAV Gear Holdings, Inc.	10/31/2024	Capital Equipment	8.50%	1M L+750	9,487	9,453	8,892
			(PIK 5.00%)
LAV Gear Holdings, Inc. (Revolver) (7)	10/31/2024	Capital Equipment	8.50%	1M L+750	1,691	1,691	1,585
			(PIK 5.00%)
Lightspeed Buyer Inc.	02/03/2026	Healthcare Technology	6.75%	1M L+575	29,607	29,160	29,607
Lightspeed Buyer Inc. (Revolver) (7), (9)	02/03/2026	Healthcare Technology	—	—	2,499	—	—
Lombart Brothers, Inc.	04/13/2023	Capital Equipment	7.25%	3M L+625	14,285	14,208	14,285
Lombart Brothers, Inc. (Revolver) (7)	04/13/2023	Capital Equipment	7.25%	3M L+625	516	516	516
Lucky Bucks, LLC	07/20/2027	Hotels, Restaurants and Leisure	6.25%	3M L+550	4,500	4,411	4,424
MAG DS Corp.	04/01/2027	Aerospace and Defense	6.50%	1M L+550	3,891	3,721	3,502
Magenta Buyer, LLC	07/31/2028	Software	5.75%	3M L+500	10,000	9,901	9,997
Mars Acquisition Holdings Corp.	05/14/2026	Media	6.50%	3M L+550	6,113	5,998	6,052
Mars Acquisition Holdings Corp. (Revolver)(7)(9)	05/14/2026	Media	—	—	1,624	—	(16)
MBS Holdings, Inc. (Revolver)(7)(9)	04/16/2027	Internet Software and Services	—	—	1,157	—	(23)
MeritDirect, LLC	05/23/2024	Media	6.50%	3M L+550	25,250	25,029	24,997
MeritDirect, LLC (Revolver) (7), (9)	05/23/2024	Media	—	—	4,482	—	(45)
Mission Critical Electronics, Inc.	09/28/2022	Capital Equipment	6.00%	1M L+500	606	604	606
Mission Critical Electronics, Inc. (Revolver) (7)	09/28/2022	Capital Equipment	6.00%	1M L+500	468	468	468
Mission Critical Electronics, Inc. (Revolver) (7), (9)	09/28/2022	Capital Equipment	—	—	857	—	—
Municipal Emergency Services, Inc. (7)	09/28/2027	Distributors	6.00%	3M L+500	3,500	3,430	3,430
Municipal Emergency Services, Inc. (7), (9)	09/28/2027	Distributors	—	—	947	—	—
Municipal Emergency Services, Inc. (Revolver) (7), (9)	09/28/2027	Distributors	—	—	947	—	—
NBH Group LLC (Revolver) (7), (9)	08/19/2026	Healthcare Equipment and Supplies	—	—	1,677	—	(34)
OIS Management Services, LLC	07/09/2026	Healthcare Equipment and Supplies	5.75%	3M L+475	3,195	3,156	3,147
OIS Management Services, LLC (7), (9)	07/09/2023	Healthcare Equipment and Supplies	—	—	1,911	—	(14)
OIS Management Services, LLC (Revolver) (7), (9)	07/09/2026	Healthcare Equipment and Supplies	—	—	444	—	(7)
One Stop Mailing, LLC	05/07/2027	Air Freight and Logistics	7.25%	3M L+625	8,952	8,779	8,795
ORL Acquisition, Inc. (7)	09/03/2027	Consumer Finance	6.25%	3M L+525	7,268	7,124	7,123
ORL Acquisition, Inc. (Revolver) (7), (9)	09/03/2027	Consumer Finance	—	—	861	—	—
Output Services Group, Inc.	03/27/2024	Business Services	5.50%	1M L+450	4,900	4,448	4,459
Ox Two, LLC	05/18/2026	Construction and Building	7.00%	1M L+600	22,636	22,296	22,184
Ox Two, LLC (Revolver) (7)	05/18/2026	Construction and Building	7.00%	1M L+600	903	903	885
Ox Two, LLC (Revolver) (7), (9)	05/18/2026	Construction and Building	—	—	2,484	—	(50)
Plant Health Intermediate, Inc.	10/19/2022	Chemicals, Plastics and Rubber	6.75%	3M L+575	644	642	644
PlayPower, Inc.	05/08/2026	Leisure Products	5.70%	1M L+550	5,074	5,037	4,981
PRA Events, Inc.	08/07/2025	Business Services	11.50%	1M L+1,050	3,158	2,724	2,985
			(PIK 11.50%)
Quantic Electronics, LLC	11/19/2026	Electronic Equipment, Instruments, and Components	7.25%	1M L+625	8,716	8,583	8,542
Quantic Electronics, LLC (7), (9)	11/19/2026	Electronic Equipment, Instruments, and Components	—	—	2,810	—	(28)
Quantic Electronics, LLC (Revolver) (7), (9)	11/19/2026	Electronic Equipment, Instruments, and Components	—	—	670	—	(13)
Questex, LLC	09/09/2024	Media: Diversified and Production	6.00%	3M L+500	7,275	7,195	6,839
Questex, LLC (Revolver)	09/09/2024	Media: Diversified and Production	6.00%	3M L+500	718	718	675
Questex, LLC (Revolver) (7), (9)	09/09/2024	Media: Diversified and Production	—	—	479	—	(29)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare Equipment and Supplies	6.75%	3M L+575	1,050	1,050	1,050
Rancho Health MSO, Inc. (Revolver) (7), (9)	12/18/2025	Healthcare Equipment and Supplies	—	—	525	—	—
Recteq, LLC	01/29/2026	Leisure Products	7.00%	3M L+600	1,493	1,466	1,478
Recteq, LLC (Revolver) (7), (9)	01/29/2026	Leisure Products	—	—	1,296	—	(13)
Research Horizons, LLC	06/28/2022	Media: Advertising, Printing and Publishing	7.25%	3M L+625	6,719	6,694	6,652
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	6.50%	3M L+550	17,322	17,099	17,102
Riverpoint Medical, LLC	06/20/2025	Healthcare Equipment and Supplies	6.00%	3M L+450	8,115	8,039	8,015
Riverpoint Medical, LLC (Revolver) (7), (9)	06/20/2025	Healthcare Equipment and Supplies	—	—	909	—	(11)
Riverside Assessments, LLC	03/10/2025	Professional Services	6.75%	3M L+575	16,174	15,950	15,769
Sales Benchmark Index LLC	01/03/2025	Professional Services	7.75%	3M L+600	7,906	7,796	7,708
Sales Benchmark Index LLC (Revolver) (7), (9)	01/03/2025	Professional Services	—	—	1,293	—	(32)
Sargent & Greenleaf Inc.	12/20/2024	Electronic Equipment, Instruments, and Components	7.00%	1M L+550	3,694	3,656	3,694
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronic Equipment, Instruments, and Components	7.00%	1M L+550	528	528	528
Sargent & Greenleaf Inc. (Revolver) (7),(9)	12/20/2024	Electronic Equipment, Instruments, and Components	—	—	528	—	—
Schlesinger Global, Inc.	07/14/2025	Professional Services	8.00%	1M L+700	13,377	13,275	12,775
Schlesinger Global, Inc. (Revolver)	07/14/2025	Professional Services	8.00%	1M L+700	1,181	1,181	1,128
Schlesinger Global, Inc. (Revolver) (7), (9)	07/14/2025	Professional Services	—	—	691	—	(31)
Sigma Defense Systems, LLC	12/18/2025	IT Services	9.75%	3M L+875	805	787	791
Sigma Defense Systems, LLC (Revolver) (7), (9)	12/18/2025	IT Services	—	—	837	—	(15)
Signature Systems Holding Company	05/03/2024	Commercial Services & Supplies	8.50%	1M L+750	11,700	11,598	11,583
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Commercial Services & Supplies	8.50%	1M L+750	419	419	415
Signature Systems Holding Company (Revolver) (9)	05/03/2024	Commercial Services & Supplies	—	—	1,328	—	(13)
Signature Systems Holding Company - Term Loan II	12/31/2021	Commercial Services & Supplies	8.50%	1M L+750	699	695	692

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Smile Brands Inc.	10/14/2024	Healthcare and Pharmaceuticals	5.27%	1M L+450	1,962	$1,962	$1,942
Smile Brands Inc. (Revolver) (7), (9)	10/14/2024	Healthcare and Pharmaceuticals	—	—	1,616	—	(16)
Snak Club, LLC (Revolver) (7)	07/19/2021	Beverage, Food and Tobacco	7.00%	3M L+600	67	67	67
Snak Club, LLC (Revolver) (7), (9)	07/19/2021	Beverage, Food and Tobacco	—	—	428	—	—
Solutionreach, Inc.	01/17/2024	Healthcare Technology	6.75%	3M L+575	5,989	5,928	5,989
Solutionreach, Inc. (Revolver) (7), (9)	01/17/2024	Healthcare Technology	—	—	1,665	—	—
Spear Education, LLC	02/26/2025	Professional Services	6.00%	3M L+500	14,898	14,752	14,898
Spear Education, LLC (7), (9)	02/26/2022	Professional Services	—	—	6,875	—	—
Spectacle Gary Holdings, LLC	12/23/2025	Hotels, Restaurants and Leisure	11.00%	1M L+900	4,988	4,871	5,415
STV Group Incorporated	12/11/2026	Construction & Engineering	5.33%	1M L+525	4,752	4,712	4,728
TAC LifePort Purchaser, LLC	03/01/2026	Aerospace and Defense	7.00%	3M L+600	531	521	531
TAC LifePort Purchaser, LLC (Revolver) (7), (9)	03/01/2026	Aerospace and Defense	—	—	1,302	—	(0)
TeleGuam Holdings, LLC	11/20/2025	Wireless Telecommunication Services	5.50%	1M L+450	3,127	3,103	3,096
Teneo Holdings LLC	07/18/2025	Diversified Financial Services	6.25%	1M L+525	5,853	5,754	5,821
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	7.00%	3M L+600	4,968	4,900	4,919
The Bluebird Group LLC	07/27/2026	Professional Services	8.00%	3M L+700	4,844	4,750	4,814
The Bluebird Group LLC (Revolver) (7), (9)	07/27/2026	Professional Services	—	—	862	—	(5)
The Infosoft Group, LLC	09/16/2024	Media: Broadcasting and Subscription	6.75%	3M L+575	15,725	15,633	15,725
The Vertex Companies, LLC (7), (9)	08/30/2027	Construction & Engineering	—	—	2,734	—	(24)
The Vertex Companies, LLC (Revolver) (7), (9)	08/30/2027	Construction & Engineering	—	—	911	—	(17)
TPC Canada Parent, Inc. and TPC US Parent, LLC (5), (10)	11/24/2025	Food Products	6.25%	3M L+525	4,913	4,876	4,765
TVC Enterprises, LLC	03/26/2026	Commercial Services & Supplies	6.75%	1M L+575	24,987	24,663	24,987
TVC Enterprises, LLC (Revolver) (7), (9)	03/26/2026	Commercial Services & Supplies	—	—	1,304	—	—
TWS Acquisition Corporation	06/16/2025	Diversified Consumer Services	7.25%	1M L+625	6,636	6,524	6,636
TWS Acquisition Corporation (Revolver) (7), (9)	06/16/2025	Diversified Consumer Services	—	—	2,628	—	—
Tyto Athene, LLC	04/01/2028	IT Services	6.25%	1M L+550	12,036	11,861	12,036
Tyto Athene, LLC (Revolver) (7), (9)	04/01/2026	IT Services	—	—	1,040	—	—
UBEO, LLC	04/03/2024	Capital Equipment	5.50%	3M L+450	18,112	18,015	18,022
UBEO, LLC (Revolver)	04/03/2024	Capital Equipment	5.50%	3M L+450	1,467	1,467	1,459
UBEO, LLC (Revolver) (9)	04/03/2024	Capital Equipment	—	—	1,467	—	(7)
Urology Management Associates, LLC	08/30/2024	Healthcare Providers and Services	5.50%	3M L+450	4,776	4,721	4,752
Vision Purchaser Corporation	06/10/2025	Media	7.75%	1M L+675	14,249	14,045	14,035
Walker Edison Furniture Company LLC	03/31/2027	Wholesale	6.75%	1M L+575	12,438	12,147	11,971
Wildcat Buyerco, Inc.	02/27/2026	Electronic Equipment, Instruments, and Components	6.00%	3M L+500	3,057	3,039	3,042
Wildcat Buyerco, Inc. (7), (9)	02/27/2022	Electronic Equipment, Instruments, and Components	—	—	2,491	—	16
Wildcat Buyerco, Inc. (Revolver) (7), (9)	02/27/2026	Electronic Equipment, Instruments, and Components	—	—	534	—	(7)
Total First Lien Secured Debt						772,799	764,584
Second Lien Secured Debt—0.7%
Mailsouth Inc. (7)	04/23/2025	Media: Advertising, Printing and Publishing	15.00%	—	864	864	864
					-	-	-
			(PIK 15.00%)
PT Network Intermediate Holdings, LLC (7)	11/30/2024	Healthcare and Pharmaceuticals	11.00%	3M L+1,000	2,343	2,331	2,343
			(PIK 11.00%)
QuantiTech LLC	02/04/2027	Aerospace and Defense	11.00%	3M L+1,000	150	147	147
Total Second Lien Secured Debt						3,343	3,355
Preferred Equity— 1.3% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—	—	6,720	672	672
CI (PTN) Investment Holdings II, LLC	—	Healthcare and Pharmaceuticals	—	—	1,458	22	—
(PT Network, LLC) (7), (8)
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	835	872
MeritDirect Holdings, LP (7), (8)	—	Media	—	—	960	960	1,232
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	733	733	926
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,327	133	133
PT Network Intermediate Holdings, LLC (7),(8)	—	Healthcare and Pharmaceuticals	11.00%	3M L+1,000	33	429	536
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	12.00%	—	1,323	1,323	1,628
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	409	409	490
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	37	37	37
UniTek Global Services, Inc. -	—	Telecommunications	20.00%	—	343,861	344	—
Super Senior Preferred Equity (7)
UniTek Global Services, Inc. - Senior Preferred Equity (7)	—	Telecommunications	19.00%	—	448,851	449	—
UniTek Global Services, Inc. (7)	—	Telecommunications	13.50%	—	1,047,317	670	—
Total Preferred Equity						7,016	6,525
Common Equity/Warrants— 16.8% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—	—	7,467	75	137
Affinion Group Holdings, Inc. (Warrants)(7)	04/10/2024	Consumer Goods: Durable	—	—	8,893	245	—
AG Investco LP (7), (8)	—	Software	—	—	805,164	805	1,192
AG Investco LP (7), (8), (9)	—	Software	—	—	194,836	—	—
Altamira Intermediate Company II, Inc. (7)	—	IT Services	—	—	1,437,500	1,438	378
By Light Investco LP (7), (8)	—	High Tech Industries	—	—	21,908	2,100	12,799
By Light Investco LP (7), (8), (9)	—	High Tech Industries	—	—	7,401	—	—
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	475
(PRA Events, Inc.) (7), (8)
CI (PTN) Investment Holdings II, LLC	—	Healthcare and Pharmaceuticals	—	—	13,333	200	—
(PT Network, LLC) (7), (8)
Connatix Parent, LLC (7)	—	Media	—	—	38,278	421	423
Crane 1 Acquisition Parent Holdings, L.P. (7)	—	Commercial Services & Supplies	—	—	130	120	120
Crash Champions Holdings, LLC (7),(8)	—	Automobiles	—	—	75	678	764

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8)	—	IT Services	—	—	502,435	$502	$430
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8),(9)	—	IT Services	—	—	502,435	—	(73)
ECM Investors, LLC (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	295,982	72	997
eCommission Holding Corporation (7), (10)	—	Banking, Finance, Insurance & Real Estate	—	—	20	251	288
FedHC InvestCo LP (7),(8)	—	Aerospace and Defense	—	—	4,951	495	504
FedHC InvestCo LP (7),(8),(9)	—	Aerospace and Defense	—	—	6,051	—	—
Gauge InfosoftCoInvest, LLC	—	Media: Broadcasting and Subscription	—	—	500	144	2,217
(The Infosoft Group, LLC) (7)
Gauge Lash Coinvest LLC (7)	—	Personal Products	—	—	1,485,953	227	5,944
Gauge Schlesinger Coinvest LLC (7)	—	Professional Services	—	—	437	437	440
Gauge TVC Coinvest, LLC (TVC Enterprises, LLC) (7)	—	Professional Services	—	—	391,144	—	1,285
GCOM InvestCo LP (7),(8)	—	IT Services	—	—	17,951	2,930	3,404
GCOM InvestCo LP (7), (8), (9)	—	IT Services	—	—	2,398	—	—
Go Dawgs Capital III, LP	—	Building Products	—	—	324,675	325	406
(American Insulated Glass, LLC) (7), (8)
Hancock Claims Consultants Investors, LLC (7), (8)	—	Insurance	—	—	450,000	450	613
IIN Group Holdings, LLC	—	Consumer Services	—	—	1,000	1,000	1,950
(Integrative Nutrition, LLC) (7), (8)
Ironclad Holdco, LLC (Applied Technical Services, LLC) (7), (8)	—	Commercial Services & Supplies	—	—	5,040	496	552
ITC Rumba, LLC (Cano Health, LLC) (7),(8)	—	Healthcare and Pharmaceuticals	—	—	46,763	110	7,569
JWC/UMA Holdings, L.P. (Urology Management Associates, LLC) (7)	—	Healthcare and Pharmaceuticals	—	—	1,000	1,000	1,667
JWC-WE Holdings, L.P.	—	Wholesale	—	—	1,381,741	—	4,795
(Walker Edison Furniture Company LLC) (7), (8)
KL Stockton Co-Invest LP (Any Hour Services) (7),(8)	—	Energy Equipment and Services	—	—	382,353	382	382
Kentucky Racing Holdco, LLC (Warrants) (7), (8)	—	Hotels, Restaurants and Leisure	—	—	87,345	—	621
Lightspeed Investment Holdco LLC (7)	—	Healthcare Technology	—	—	585,587	586	674
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	—	341
MeritDirect Holdings, LP (7), (8)	—	Media	—	—	960	—	224
MSpark, LLC (Mailsouth Inc.)	—	Media: Advertising, Printing and Publishing	—	—	3,988	1,288	859
Municipal Emergency Services, Inc. (7)	—	Distributors	—	—	802,162	802	802
NEPRT Parent Holdings, LLC (Recteq, LLC) (7), (8)	—	Leisure Products	—	—	1,494	1,452	1,767
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	14,960	15	855
OceanSound Discovery Equity, LP (Holdco Sands Intermediate, LLC) (7), (8)	—	Aerospace and Defense	—	—	173,638	1,729	2,870
Oral Surgery (ITC) Holdings, LLC (OIS Management Services, LLC) (7),(8)	—	Healthcare Equipment and Supplies	—	—	3,872	83	83
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,474	15	15
PennantPark-TSO Senior Loan Fund, LP (7)	—	Financial Services	—	—	15,321,693	15,322	15,574
PT Network Intermediate Holdings, LLC (7),(8)	—	Healthcare and Pharmaceuticals			25	295	2,485
QuantiTech InvestCo LP (7), (8)	—	Aerospace and Defense	—	—	700	66	365
QuantiTech InvestCo LP (7), (8), (9)	—	Aerospace and Defense	—	—	967	—	—
QuantiTech InvestCo II LP (7), (8),	—	Aerospace and Defense	—	—	40	24	21
RFMG Parent, LP (Rancho Health MSO, Inc.) (7)	—	Healthcare Equipment and Supplies	—	—	1,050,000	1,050	1,253
SBI Holdings Investments LLC (Sales Benchmark Index LLC) (7), (8)	—	Professional Services	—	—	64,634	646	492
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	—	—	70	70	—
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	500	630
Class A (US Dominion, Inc.) (7)
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	—	1,178
Class B (US Dominion, Inc.) (7)
StellPen Holdings, LLC (CF512, Inc.) (7)	—	Media	—	—	161,538	162	162
TAC LifePort Holdings, LLC (7),(8)	—	Aerospace and Defense	—	—	488,372	488	545
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	21,527	22	62
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	749	1	1
UniTek Global Services, Inc. (7)	—	Telecommunications	—	—	213,739	—	—
UniTek Global Services, Inc. (Warrants) (7)	—	Telecommunications	—	—	23,889	—	—
UniVista Insurance (7),(8)	—	Insurance	—	—	400	400	405
Wildcat Parent, LP (Wildcat Buyerco, Inc.) (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	2,240	224	398
Total Common Equity/Warrants						41,384	82,342
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						824,542	856,806
Investments in Non-Controlled, Affiliated Portfolio Companies—1.5% (3), (4)
Second Lien Secured Debt—1.1%
DBI Holdings, LLC, Term Loan B	02/02/2026	Business Services	11.00%	—	3,405	3,405	3,405
			(PIK 3.00%)
DBI Holding, LLC - 1.5 Lien Term Loan (7)	05/01/2023	Business Services	14.00%	—	2,190	2,190	2,190
			(PIK 14.00%)
Total Second Lien Secured Debt						5,594	5,594
Preferred Equity— 0.4% (6)
DBI Intermediate HoldCo LLC, Series A-1 (8)	—	Business Services	14.00%	—	9,488	7,041	-
DBI Intermediate HoldCo LLC, Series AA (8)	—	Business Services	—	—	9,800	9,414	1,839
Total Preferred Equity						16,455	1,839
Common Equity— 0.0% (6)
DBI Intermediate HoldCo LLC, Series B (8)	—	Business Services	—	—	1,489,508	331	—
Total Common Equity						331	—
Total Investments in Non-Controlled, Affiliated Portfolio Companies						22,380	7,433

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2021

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Controlled, Affiliated Portfolio Companies—44.3% (3), (4)
First Lien Secured Debt—34.6%
Marketplace Events, LLC - Super Priority First Lien Term Loan (7)	09/30/2025	Media: Diversified and Production	6.25%		3M L+525	3,417	$3,417	$3,417
			(PIK 6.25%)
Marketplace Events, LLC - Super Priority First Lien (7), (9)	09/30/2025	Media: Diversified and Production	—		—	3,261	—	—
Marketplace Events, LLC	09/30/2026	Media: Diversified and Production	0.00%	(6)	—	25,542	19,047	25,542
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	05/06/2024	Financial Services	8.13%		3M L+800	140,875	140,875	140,875
Total First Lien Secured Debt							163,339	169,834
Equity Interests—9.7%
New MPE Holdings, LLC (Marketplace Events, LLC) (7),(8)	—	Media: Diversified and Production	—		—	349	—	2,690
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	—	Financial Services	—		—	60,375	60,375	44,856
Total Equity Interests							60,375	47,546
Total Investments in Controlled, Affiliated Portfolio Companies							223,714	217,380
Total Investments—220.5%							1,070,636	1,081,619
Cash and Cash Equivalents—10.2%
BlackRock Federal FD Institutional 30							7,433	7,433
BNY Mellon Cash							42,392	42,392
Total Cash and Cash Equivalents							49,825	49,825
Total Investments and Cash Equivalents—230.6%							$1,120,461	$1,131,444
Liabilities in Excess of Other Assets—(130.6)%								(640,833)
Net Assets—100.0%								$490,611

(1)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day LIBOR rate (1M L, 2M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)
Valued based on our accounting policy (See Note 2). The value of all securities was determined using significant unobservable inputs (See Note 5).
(3)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)
Non-U.S. company or principal place of business outside the United States.
(6)
Non-income producing securities.
(7)
The securities, or a portion thereof, are not 1) pledged as collateral under the Credit Facility and held through Funding I; or 2) securing the 2031 Asset-Backed Debt (See Note 11) and held through PennantPark CLO I, Ltd.
(8)
Investment is held through our Taxable Subsidiary (See Note 1).
(9)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2021, qualifying assets represent 81% of our total assets and non-qualifying assets represent 19% of our total assets.

Par amount is denominated in Canadian Dollars (C$) as denoted.